MUSCLEPHARM.

DATE: August 2015
PRESENTER: Richard Estalella, President
TAG LINE: Real Athletes. Real Science™

FORWARD LOOKING STATEMENT:

Information included herein contains forward looking statements. Forward-looking statements are identified by words such as "expect," "plan," "will," "should," "could," "anticipate," "estimate," and other similar expressions. Forward-looking statements involve significant risks and uncertainties, including but not limited to the following:

- Our independent auditors have expressed substantial doubt about our ability to continue as a going concern, and we have a significant working capital deficit;
- If we fail to effectively manage our growth, our business and operations results could be harmed;
- Our disclosure controls and procedures are ineffective, which could result in material misstatements in our financial statements;
- Intense competition in our industry;
- Our reliance on a few major customers;
- Our reliance on management and key personnel;
- We may be exposed to material product liability claims;
- Our insurance coverage or third party indemnification rights may not be sufficient to cover legal claims or other losses that we may incur in the future;
- Our intellectual property rights are valuable and any cost to protect them could reduce value of our products and brand;
- We have no manufacturing capacity and anticipate continued reliance on third-party manufacturers.

In addition, past performance is no guarantee of future performance or results. All statements or estimates made by MusclePharm, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements.

Readers are encouraged to read the section entitled "Risk Factors" in our December 31, 2013 Annual Report on Form 10-K and any and all of our other documents filed with the SEC regarding information about MusclePharm in respect of the forward-looking statements herein. Interested parties are able to obtain copies of filings containing information about MusclePharm without charge, at the SEC's Internet site (http://www.sec.gov). MusclePharm assumes no duty to update the forward-looking statements herein.

PG. 2

MUSCLEPHARM.

MUSCLEPHARM:
FUELING THE ENGINE OF SPORT™

BUSINESS

Our goal is to serve the needs of all athletes, while fueling the engine of sports for all ages and genders. MusclePharm's product lines are designed primarily for specific athletic use and athletes' needs, day in and day out.

Comprehensive lines of clinically-proven, safe and effective nutritional supplements

- Available in more than 110 countries and available in 35,000+ retail outlets
- MusclePharm Brands include MusclePharm® Hybrid Series™ and Core Series™, Arnold Schwarzenegger™ Series, and FitMiss™

MUSCLEPHARM. FITMISS ARNOLD SCHWARZENEGGER™ SERIES

- Developed through a six-stage research process that utilizes the expertise of leading nutritional scientists, doctors and universities
- 30,000 square-foot facility MP Sports Science Institute, with in house R&D team led by Dr. Phillip Frost, Chairman of Teva
- Traded under symbol MLSP; headquartered in Denver, Colorado

MP PG. 3

MUSCLEPHARM.

# BUILT FROM THE GROUND UP

We are an athlete's company, run by athletes who are passionate about creating the world's best nutritional and sports supplementation products for athletes

- Established in 2008
- Founded by Brad Pyatt (former NFL player) and Cory Gregory (Nutrition industry leader and top training expert)
- Grew from $3.2M in net revenue to $177.3 M in five years


$220,000,000
$200,000,000
$175,000,000
$150,000,000
$125,000,000
$100,000,000
$75,000,000
$50,000,000
$25,000,000
4-Year CAGR = 172%
2010
2011
2012
2013
2014
2015 E

PG. 4

MUSCLEPHARM.

WELL-ESTABLISHED BASE

GROWING DISTRIBUTION NETWORK

- Our nutritional supplements are available for purchase in more than 35,000 U.S. retail outlets, 100 online retail outlets, and more than 110 international countries
- Provides platform to launch additional products and product extensions


120
COUNTRIES
48K
RETAILERS
100+
ONLINE RETAILERS

PG. 5

MUSCLEPHARM.

CAPTURING A LARGE AND GROWING MARKET

According to the "Nutrition Business Journal," The sports nutrition & weight loss market in the United States was estimated to be approximately $37 billion in 2014. In recent years, nutritional supplement companies, analysts, publications and other industry sources have referenced a consistent growth rate of between 6% and 10% annually, particularly in terms of sales dollar growth. The industry is expected to continue to grow at a 6% to 9% growth rate over the projected growth period 2015-2017.

GROWTH BY CATEGORY:

- The Market is comprised of Nutrition Bars at 12%,
- Sports & Energy Drinks at 56%,
- Sports Nutrition Supplements at 15%,
- Weight-Loss Meal Replacements at 11% and Weight-Loss Pill-Form Supplements at 6%.

MARKET TRENDS:

- Increased focus on fitness and healthy living
- Changing consumer behavior towards new sports nutrition product format
- Desire for safe and effective products

** Data according to National Business Journal*
***Although specific data from the fragmented international markets is not readily available, we believe similar demographics, events and other trends affect the nutritional supplement market internationally.*

GLOBAL SPORTS NUTRITION MARKET

2007-2013 PROJECTED


$140 Billion
$120 Billion
$100 Billion
$80 Billion
$60 Billion
$40 Billion
$20 Billion
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

PG. 6

MUSCLEPHARM.

OUR PRODUCTS:
INCREASING MARKET SHARE

- Effective Science-Based Products
- Our products are the result of a six-stage process involving recognized nutrition scientists, doctors and professional athletes at our MP Sports Science Institute
- Every product is a formulation that we, as former professional athletes, believe in and use every day

MP REAL ATHLETES. REAL SCIENCE.


AMINO1
RE-CON
COMBAT
COMBAT
ASSAULT
ARMOR-V
FISH OIL

STRONG IS THE NEW SEXY!


DELIGHT
BURN
TONE
IGNITE

BUILD YOUR LEGACY


ARNOLD IRON WHEY
ARNOLD IRON MASS
ARNOLD IRON WHEY

MP PG. 7

MUSCLEPHARM.

MUSCLEPHARM
HYBRID & CORE SERIES

BRAND MESSAGE
Scientifically-advanced, performance-driven supplements that cover all bases for athletes and their workout needs. This line of innovative, University-tested products help fuel athletes safely by increasing Strength, Endurance, Hydration, Recovery, and overall athletic Performance. MP Hybrid Series products like Assault, Aminol and Combat® contain ingredients that deliver clinically-proven performance. MP Core products, such as BCAA 3:1:2, CLA Core and Fish Oil, balance the essentials to meet the day-in and day-out demands of athletes.

MUSCLEPHARM.

TAG LINE
Real Science. Real Athletes™

TARGET AUDIENCE
- Primary Market: Male 18-35 age group
- Secondary Market: Male 35+ age group

LAUNCHED
2008

NUMBER OF PRODUCTS
15

PRODUCTS INCLUDE
- Aminol™
- Armor-V®
- Assault
- Battle Fuel XT™
- Combat®
- MuscleGel®
- Shred Matrix®
- Re-Con®

AWARDS
- Brand Of Year
- Glutamine Of Year (Glutamine)
- Pre-Workout of Year (Assault)
- New Supplement of Year (Assault)
- Packaging of Year
- Men's Support Supplement of Year (Battle Fuel XT)
- Rising Star of Year
- RTD of Year (MuscleGel)

INTERNATIONAL AWARDS
- Brazil: 2013 Brand Of Year Major Sales Growth Award
- 2014: Brand Of Year, Pre-Workout Of Year (Assault)

DOMESTIC DISTRIBUTER
Europa Sports

RETAILERS
- Bally's
- Costco
- Dicks Sporting Goods
- GNC
- Vitamin Shoppe
- Vitamin World
- 24 Hour Fitness

E-COMMERCE
- Amazon.com
- BodyBuilding.com
- VitaCost.com

INTERNATIONAL
110 Countries



PG. 8

PG. 8

MUSCLEPHARM.

FITMISS

BRAND MESSAGE:

Designed, dosed, and formulated specifically for the active woman's lifestyle utilizing clinically proven ingredients that covers the range of busy women's needs, from including weight loss, multi-vitamins, protein shakes, detox, skin care, and pre-workout energy mixes. Our doctors formulated these our products for "her" women who also follow regular workout routines. As working out and proper nutrition are the keys to looking good and feeling good.

TAG LINE
STRONG IS THE NEW SEXY®

TARGET AUDIENCE
- Primary Market: Female 25-45 age group
- Secondary Market: Female <25 age group

LAUNCHED
2013

NUMBER OF PRODUCTS
8

PRODUCTS INCLUDE
- FitMiss Burn™
- FitMiss Balance™
- FitMiss Cleanse™
- FitMiss Delight®
- FitMiss Ignite™
- FitMiss Tone™
- FitMiss Tyte™
- FitMiss Z-Slim™

AWARDS
Nominated for Women's Product of Year (Delight®)

DOMESTIC DISTRIBUTER
Europa Sports

RETAILERS
- Bally's
- Dicks Sporting Goods
- GNC
- Walgreens
- Vitamin Shoppe
- Vitamin World
- 24 Hour Fitness

E-COMMERCE
- Amazon.com
- Bodybuilding.com
- DrugStore.com
- Vitacost.com

INTERNATIONAL
35 Countries



PG. 9

MUSCLEPHARM

ARNOLD SCHWARZENEGGER SERIES

BRAND MESSAGE

Cutting-edge physique supplements tailored for the fitness and bodybuilding enthusiasts. They are comprised of physique-enhancing ingredients like protein gainers, muscle builders, multivitamins, and nitric oxide boosters. Arnold Schwarzenegger worked side-by-side with MusclePharm®'s world-renowned scientific team to create a line of nutritional supplements that not only carry his iconic name, but represent his lifelong commitment to fitness and bodybuilding as well.

TAG LINE

Build Your Legacy™

TARGET AUDIENCE:

- Primary Market: Male 18-45 age group
- Secondary Market: Male 45+ age group

LAUNCHED

2013

NUMBER OF PRODUCTS

7

PRODUCTS INCLUDE

- Iron CRE3™
- Iron Cuts™
- Iron Dream™
- Iron Pack™
- Iron Pump™
- Iron Mass™
- Iron Whey™

AWARDS

N/A

DOMESTIC DISTRIBUTER

Europa Sports

RETAILERS

- Bally's
- Dicks Sporting Goods
- GNC
- Gold's Gym
- Vitamin Shoppe
- Vitamin World
- 24 Hour Fitness
- Winn Dixie

E-COMMERCE

- Amazon.com
- Bodybuilding.com
- Vitacost.com

INTERNATIONAL

90 Countries



PG. 10

PG. 11 CORE S TREN G THS 1. PRODUCING T OP QUALITY PRODUCTS 2. BA CKED B Y REAL A THLETES – REAL SCIENCE 3. CU ST OMER EXPERIENCE - UNM A T CHED CONNECTION WITH CU ST OMERS

MUSCLEPHARM.

ESTABLISHING TRUST:

PRODUCING TOP QUALITY PRODUCTS

- Institutional Review Board-approved clinical trials in-house at the 30,000 sq. ft. MusclePharm Sports Science Institute
- Quality control and scientific team comprised of 20 scientists, pharmacists and doctors
- Scientific Advisory Board: Overseen by Scientific Advisory Board led by Dr. Roscoe Moore, a former Assistant U.S. Surgeon General and U.S. Food and Drug Administration Director, and Dr. Phillip Frost, chairman of TEVA Pharmaceuticals.
- Additional clinical studies are performed to validate safety, efficacy and performance through the University of North Carolina at Chapel Hill, Wichita St., Auburn University and other universities
- All products are certified by Informed Choice who is the world leader in Banned Substance Testing ensuring that final product does not contain any substances banned by sporting organizations globally

SPORTS SCIENCE INSTITUTE




REAL
ATHLETES
TRUST
SPORTS SCIENCE CENTER

PG. 12

MUSCLEPHARM.

# BUILDING THE BRAND:

### THE ATHLETES COMPANY

**ORGANIZATIONS:**

- Official Supplement of UFC, now in over 800M homes Globally
- Official Supplement of USA Wrestling
- Brand Ambassadors: Arnold Schwarzenegger, Collin Kaepernick, Jen Selter, Tiger Woods




MP
MUSCLEPHARM
UFC











PG. 13

MUSCLEPHARM.

EARNING LOYALTY:
CONNECTING WITH CUSTOMERS

We have built one of the strongest social communities in the industry

- Daily Workouts, Training Advice and Diet Plans by our Athletes and MP Doctors
- Social Media & Customer Command Center in Columbus, Ohio
- Provides daily workouts, training advice, diet plans, meals, recipes

MUSCLEPHARM

720K

660K

340K

FITMISS

290K

300K

140K

PG. 14 MP

MUSCLEPHARM.

# CREATING AWARENESS:

- Official supplement sponsor of the Ultimate Fighting Championship
- Sponsored over 100 UFC fighters including Anderson Silva, Jon "Bones" Jones, Quinton "Rampage" Jackson, Clay Guida, and Rashad Evans


MUSCLEPHARM.
DAILY WORKOUTS
CIRCUIT CRAZINES
NUMBER 6
COMBAT
PROTEIN POWDER
FAT BURN
GUT CHECK
TUESDAY


COMBAT
PROTEIN POWDER
UFC


THIS
Change Cover
Muscle Pharm
Update Page Info
Liked
Following
480K
About
Photos
Instagram
Likes
Videos

PG. 15

PG. 16 GENER A TING BU ZZ

MUSCLEPHARM.

GROWING THE COMPANY:
CORE STRATEGIES

EXPAND CURRENT PRODUCT LINE
- MusclePharm brand will be launching over 75 new product offerings in 2014
- The FitMiss brand will be launching over 20 new product offerings in 2014
- The Arnold brand will be launching over 40 new product offerings in 2014

GROW DISTRIBUTION NATIONALLY AND GLOBALLY
- Leverage retail and vendor partnerships
- Continue to brand the MP name

INCREASE AWARENESS
- Bring on additional athletes/talent to market new products
- Continue endorsements, sponsorships and providing samples through grass roots marketing.

DEVELOP AND INTRODUCE NEW BRANDS
- Leverage BioZone acquisition technology
- Continue to leverage distribution network and develop new channels

MP PG. 17

MUSCLEPHARM,

# RECENT DEVELOPMENTS

- Added Tiger Woods and Johnny Manziel as our newest brand ambassador's
- Strengthened retail presence with GNC
- Published double-blind placebo-controlled clinical trial confirming safety and efficiency of MP's pre-workout Assault™









PG. 18

MUSCLEPHARM.

# ENHANCING PROFITABILITY

## BUILDING VALUE

### DRIVE REVENUE GROWTH AND CAPTURE MARKET SHARE

- Continue building the brand with new and exciting products
- High retention with customers through one of kind customer experience
- Additional channels of distribution
- Additional doors and markets

### ENHANCE PROFITABILITY BY EXPANDING MARGINS

- Improve supply chain: Analyze incremental volume and optimize purchase pricing
- Introduce product and line extensions in sports nutrition areas that command higher margins
- Vertical integration of manufacturing with-in the next 18 months.

| | 2011 | 2012 | 2013 | 2014* | 2015* |
|---|---|---|---|---|---|
| NET REVENUES | $17,212,636 | $67,055,215 | $110,877,591 | $177,289,000 | $210 M-$220 M |
| GROSS MARGINS | 13.8% | 21.4% | 29.9% | 31.6% | 31%-33% |
| EPS | ($70.3) | ($13.0) | ($2.5) | $(1.25) | $(0.75) |

*ESTIMATED

MP PG. 19

PG. 20 S TRONG GROW TH TRANSITIONING T O PROFI T ABILITY 0 2 0 14 2 0 15 2 0 13 2 0 12 2 0 1 1 NET REVENUE S GROSS MARGINS EPS $ 1 7 ,212 , 636 $6 7 , 055, 215 $1 1 0 ,8 7 7 , 5 9 1 $ 1 7 7 ,28 9, 000 $210M - $220M 1 3 .8% 21 . 4% 2 9 .9% 3 1 . 6% 3 2% - 33% - $ 70 . 3 - $ 1 3. 0 - $2. 5 - $ 1.2 5 - $ 0 . 7 5

PG. 21 20 1 4 GLO B A L CHANNEL S ALES $ 1 7 7 MILLION SP E CIA L T Y INTERN A TIO NAL FD M 45% 40% 15%

MUSCLEPHARM.

MUSCLEPHARM TEAM

BRAD PYATT
CHIEF EXECUTIVE OFFICER

- Founded MusclePharm® in 2008 after playing professional football for seven years, the majority with the Indianapolis Colts
- Firsthand experience with taking supplements to enhance performance
- Background in kinesiology and exercise science

RICHARD ESTALELLA
PRESIDENT

- More than 30 years of experience, with extensive knowledge in supply chain, retail, distribution and warehouse operations
- Former Senior Vice President of Operations at Arbonne International, a skin care and wellness products company
- Former Senior Vice President of Warehouse Operations of Office Depot, where he established many of the company's retail markets, along with its nationwide distribution center network

JOHN PRICE
CHIEF FINANCIAL OFFICER

- Current Chairman of Disclosure Committee and Chief Risk Management Officer.
- Extensive experience at public and private companies; including Vice President of Finance-North America at Opera Software, Vice President of Finance and Corporate Controller at GCT Semiconductor and Tessera Technologies.
- Former Ernst & Young LLP and is a Certified Public Accountant (currently inactive).

JIM GREENWELL
CHIEF OPERATING OFFICER

- More than 25 years of management experience
- Former MusclePharm Board Member
- Former Vice President, Voice Products for Intelligrated, Chairman and CEO of the Datria Systems and Senior Vice President, Sales and Marketing for DecisionOne

CORY GREGORY
EVP BRAND MANAGEMENT - CO-FOUNDER

- Extensive experience and various accolades within several areas of the fitness industry
- Featured on the cover of top fitness magazines, including Fitness RX and Inside Fitness
- Exercise Specialist certificate from Columbus State, NESTA nutrition coach certified, Westside Barbell certified, CrossFit Level 1 trainer
- Advisor on Arnold Schwarzenegger Fitness Advisory Board
- Former underground coal miner, Gregory opened his own gym by the age of 20

PG. 22

MUSCLEPHARM.

SCIENTIFIC ADVISORY BOARD

DR. ERIC SERRANO, M.D.
M.D. – CHIEF FORMULATOR & MEDICAL ADVISOR

- Considered one of the leading sports nutrition doctors in the country
- Clients include a wide array of athletes from the NFL, NHL, and MLB; as well as elite amateur athletes
- Formulated numerous nutritional supplements for some of the leading nutritional companies on the market, including MusclePharm

DR. ROSCOE M. MOORE, JR.
CHIEF SCIENTIFIC DIRECTOR

- Former U.S. Assistant Surgeon General
- Served with the United States Department of Health and Human Services (HHS)
- Principal person responsible for global development support within the Office of the Secretary, HHS, with primary emphasis on Continental Africa and other less developed countries of the world

DR. PHILLIP FROST, M.D.
ADVISOR

- Successfully founded several pharmaceutical companies and oversee the development and commercialization of a multitude of pharmaceutical products
- Chairman of the Board of Teva Pharmaceutical; Chairman of the Board of Ladenburg Thalmann Financial; Chairman of the board of directors of PROLOR Biotech; Director of Castle Brands
- Former Chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami, Miami Beach, Chairman of the Board of Directors of Key Pharmaceuticals
- Previously served as Director of Continucare Corporation, Northrop Grumman Corp., Ideation Acquisition Corp., Protalix Bio Therapeutics, Inc., and SafeStitch Medical Inc., and as Governor and Co-Vice-Chairman of the American Stock Exchange (now NYSE Amex).

DR. STEPHEN LIU, M.D.
ADVISOR

- Senior Advisor for The Frost Group, and for Cal Institute of Technology (Cal Tech) Medical Engineering, where he vets technology and investments for the groups.
- He has helped several companies go public as well as enter into strategic partnerships
- Member of the Board of Directors at CardoMedical, Chairman at IFG Health Group, Partner at PacRim Capital Group, and board member at Cure Pharmaceutical

MP PG. 23

MUSCLEPHARM.

WHY INVEST

- Leading the industry with science-based products tested for safety and efficacy
- Large and growing market, with increasing adoption of MusclePharm brands
- Products created by athletes for athletes and promoted by athletes
- Focus on customer satisfaction and brand loyalty
- No close competitor in sports nutrition with the brand awareness of MusclePharm
- Strong growth trajectory and projected transition to profitability
- Management team and advisors with unparalleled industry expertise

MP PG. 24